056818

NUMBER

SN

INCORPORATED UNDER THE LAWS OF THE STATE OF KANSAS

THIS CERTIFICATE IS TRANSFERABLE IN BOSTON, MASSACHUSETTS OR NEW YORK CITY, NEW YORK



COMMON STOCK

PAR VALUE TEN CENTS ($.10)

SHARES

CUSIP 125137 10 9

SEE REVERSE FOR CERTAIN DEFINITIONS AND INFORMATION REGARDING THE ARTICLES OF INCORPORATION, AS AMENDED.

CEC ENTERTAINMENT, INC.

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

CEC Entertainment, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its authorized officers.

CERTIFICATE OF STOCK

Richard M. Frank

CHAIRMAN

SECRETARY

CEC ENTERTAINMENT, INC. CORPORATE SEAL 1980 KANSAS

DATED

COUNTERSIGNED AND REGISTERED:
BankBoston, N.A.
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

CEC ENTERTAINMENT, INC.

THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE ISSUED UNDER AND SHALL BE SUBJECT TO ALL OF THE PROVISIONS OF THE ARTICLES OF INCORPORATION, AS AMENDED, OF THE CORPORATION. THE CORPORATION WILL FURNISH TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE ON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE A DESCRIPTION OF THE AUTHORIZED COMMON STOCK AND PREFERRED STOCK OF THE CORPORATION AND A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES, AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF SUCH STOCK AND THE QUALIFICATIONS, LIMITATIONS, OR RESTRICTIONS OF SUCH PREFERENCES OR RIGHTS.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT–__________ Custodian __________
(Cust) (Minor)
under Uniform Gifts to Minors
Act__________
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ______________________________ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[ ]

____
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP OR POSTAL CODE, OF ASSIGNEE)

____

____

____ Shares
of the Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint

____ Attorney
to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated, ______________________________

NOTICE:
THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. →

X ______________________________
(SIGNATURE)

X ______________________________
(SIGNATURE)

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

SIGNATURE(S) GUARANTEED BY: